UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – November 7, 2005

TXU Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	75-2669310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

214-812-4600

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE.

On November 8, 2005, Mr. C. John Wilder, chairman and chief executive officer of TXU Corp. (the “Company”), will give a presentation regarding the Company’s financial and growth strategy during the Edison Electric Institute (EEI) Annual Financial Conference in Hollywood, Florida. A copy of the slide presentation and a related press release issued by the Company on November 7, 2005 are attached hereto as Exhibits 99.1 and 99.2, respectively.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.	Description
99.1	Slide presentation to be given by Mr. C. John Wilder on November 8, 2005 (additional materials to be used in connection with individual meetings with analysts and investors are attached to the slide presentation immediately following the Regulation G index)*

99.2	Press Release dated November 7, 2005*

*	Exhibits shall be deemed furnished to, but not filed with, the SEC in connection with the disclosure set forth in Item 7.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TXU CORP.

By:	/s/ STAN SZLAUDERBACH
Stan Szlauderbach
Senior Vice President and Controller

Dated: November 7, 2005

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